Income taxes	3 Months Ended
Jan. 31, 2023
Text block [abstract]
Income taxes
Note 11.    Income taxes
Enron
In prior years, the Canada Revenue Agency (CRA) issued reassessments disallowing the deduction of Enron settlement payments and related legal expenses (the Enron expenses). In January 2019, CIBC entered into a settlement agreement with the CRA with respect to the portion of the Enron expenses deductible in Canada. The portion of the Enron expenses deductible in the U.S. has not yet been agreed to by the Internal Revenue Service. It is possible that adjustments may be required to the amount of tax benefits recognized in the U.S.
Dividend received deduction
The CRA has reassessed CIBC approximately $1,602 million of additional income tax related to the denial of the tax deductibility of certain 2011 to 2017 Canadian corporate dividends, on the basis that certain dividends received were part of a “dividend rental arrangement”, and similar matters. This includes approximately $182 million of additional income tax for the 2017 taxation year that was reassessed by the CRA in May 2022. The dividends that were subject to the reassessments are similar to those prospectively addressed by the rules in the 2015 and 2018 Canadian federal budgets. It is possible that subsequent years may be reassessed for similar matters. In August 2021, CIBC filed a Notice of Appeal with the Tax Court of Canada and the matter is now in litigation. CIBC is confident that its tax filing positions were appropriate and intends to defend itself vigorously. Accordingly, no amounts have been accrued in the interim consolidated financial statements.
Foreign exchange capital loss reassessment
In November 2021, the Tax Court of Canada ruled against CIBC on its 2007 foreign exchange capital loss reassessment (Decision). CIBC disagrees with the Decision and filed its Appeal in November 2021. The Appeal was heard in December 2022. The appeal process has been extended as the Court requested additional submissions from CIBC and the Crown. CIBC remains confident that its tax filing position was appropriate. Accordingly, no amounts have been accrued in the interim consolidated financial statements. The potential exposure of additional tax and interest related to this and similar matters is approximately
$300
million in addition to the possible inability to utilize approximately
$600
million in unrecognized capital tax loss carryforwards.
Enactment of 2022 Canadian Federal budget
The 2022 Canadian Federal budget legislation was enacted in December 2022. The legislation includes the introduction of a one-time
15
% Canada Recovery Dividend (CRD) tax on banks and life insurer groups, based on the average of 2020 and 2021 taxable income in excess of
$1.0 billion. The CRD
tax
is payable over a five-year period in equal increments. The legislation also includes a 1.5% increase in the tax rate applied to taxable income in excess of $100 million earned by banks and life insurers effective for April 7, 2022 and onwards.
Upon the substantive enactment of the legislation in the first quarter of 2023, CIBC recognized income tax expense of
$510 million based on the present value of the estimated amount of the CRD tax
of
$555
million. The discount of
$45
million will accrete
over the remaining
four-year payment period.
In addition to recognizing tax expense in the first quarter of 2023 on income at th
e
1.5
% higher tax rate, CIBC also recognized income tax expense of

$
35

million for the effect of the rate increase on the 2022 taxation year.